CAPITAL WORLD BOND FUND

1996 ANNUAL REPORT
for the year ended September 30

[Photo:  Various paper and coin currency on an atlas]

[The American Funds Group(r)]


CAPITAL WORLD BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTENT WITH PRUDENT MANAGEMENT, BY INVESTING IN QUALITY FIXED-INCOME SECURITIES ISSUED BY MAJOR GOVERNMENTS AND CORPORATIONS ALL OVER THE WORLD, INCLUDING THE UNITED STATES. THAT TOTAL RETURN IS MADE UP OF THREE ELEMENTS: INTEREST INCOME, ANY CHANGE IN THE MARKET VALUE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN THE VALUE OF OTHER CURRENCIES AGAINST THE U.S. DOLLAR.


INVESTMENT RESULTS AT A GLANCE
Total return for the fiscal year
(10/1/95 - 9/30/96)              +7.7%
Total return over the fund's lifetime
(8/4/87 - 9/30/96)               +127.7%
Average annual compound return
(lifetime)                       +9.4%


Here are returns over various periods ended September 30, 1996 and a chart showing the growth of an investment over the fund's lifetime, with all distributions reinvested. These figures differ from those above (and in the letter) because they assume payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                              Total                   Average Annual
                              Return                 Compound Return
Lifetime (since 8/4/87)       +116.84%                  +8.82%
Five Years                    +45.45                    +7.78
One Year                      +2.55                       --


[chart]
HOW A $10,000 INVESTMENT HAS GROWN

Year ended 9/30         Capital World Bond         Salomon Brothers World        Consumer Price Index
                        Fund/1/                    Government Bond Index/1/      (Inflation)
1987 /2/                9,493                      9,865                         10,105
1988                    10,743                     11,280                        10,527
1989                    11,330                     12,013                        10,984
1990                    12,231                     12,918                        11,661
1991                    14,199                     14,861                        12,056
1992                    15,542                     17,581                        12,417
1993                    17,159                     19,187                        12,750
1994                    17,053                     19,535                        13,128
1995                    20,140                     22,696                        13,462
1996                    21,684                     23,649                        13,866

/1/With dividends reinvested or interest compounded

/2/For the period August 4 through September 30, 1987
The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[end chart]

Fund results in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of October 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 4.96%. The fund's distribution rate as of that date was 6.63%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and periods of illiquidity.


FELLOW SHAREHOLDERS:

Capital World Bond Fund made solid progress during fiscal 1996. In a period marked by falling bond yields in Europe, weakness in the Japanese yen and mixed results in the United States bond market, the value of your investment rose 7.7% assuming you reinvested income dividends totaling $1.20 a share.

[photo:  close-up of British paper currency]

     The fund's total return outpaced the leading unmanaged world and U.S. bond indexes. The Salomon Brothers World Government Bond Index, which measures major world markets, increased 4.2% for the 12 months ended September 30. The Salomon Brothers Broad Investment-Grade Bond Index, a key measure of the U.S. bond market, posted a gain of 4.9%.

     Capital World Bond Fund's results in the recent fiscal year show how intensive research and active management can add value to an investment portfolio. The feature article following this letter explains our investment approach and how we seek value for our shareholders in bond markets around the world.

     One important contributor to the fund's fiscal 1996 relative return was its Japanese yen strategy. Nearly 20% of the world's bond market is composed of Japanese yen bonds, according to Salomon Brothers. U.S. investors who invested that percentage of their global bond portfolios in Japanese bonds would have suffered a sizable loss because of the weakness of the yen against the U.S. dollar, making Japanese bond investments worth less in dollars. Japanese bond yields were flat during the recent 12 months, beginning and ending at about 2.8%. Because of currency devaluation, however, Japanese bonds showed a loss of 8.6% for U.S. dollar investors.

     Fortunately we were convinced that the yen would weaken against the dollar, so we limited our exposure to Japan and hedged some of those assets back into the U.S. dollar during the first months of the period. Capital World Bond Fund had less than 5% of its investments in Japanese bonds for most of the year - in contrast with the World Government Bond Index weighting of 20%.

     We have been adding to our yen position in recent months now that the dollar has risen so sharply against the yen. As a result, nearly 11% of the fund's net assets were exposed to the yen as of September 30, 1996.

    Another important component of total return in an actively managed global bond fund is selecting bonds in countries where yields are declining. As we will explain further in our feature article, this is a decision that calls for in-depth research, including personal meetings with leading government officials and in-depth analysis of economic, political and social trends in the nations whose bonds we are considering.

     Our holdings of European bonds significantly added to the fund's total return during the year, since bond yields fell throughout Europe, causing bond prices to rise. We invested primarily in markets where returns were particularly strong. Italy produced a total return of 29.1% in dollars; Sweden, 23.9%; Spain, 17.2%; and Ireland, 13.9%, according to the Salomon Brothers World Government Bond Index. We began the fiscal year with nearly 17% of the portfolio invested among those four countries. As the fiscal year progressed and these markets rallied, we sold a portion of these bonds and added to our holdings in the U.S. and Germany.


[pie charts]
CAPITAL WORLD BOND FUND NET ASSETS
Pacific Basin       19.5%
The Americas        51.8%
Europe              28.7%

WORLD BOND MARKET
Pacific Basin       20.5%
The Americas        36.0%
Europe              43.5%
[end pie charts]

     We have mentioned in previous letters that we confine our investments to investment-grade debt and invest primarily in developed nations. That is in sharp contrast to some global income funds which have a large portion of their assets in higher yielding but more volatile bonds from so-called "emerging nations." After showing losses in the 1995 fiscal year, bonds from emerging countries surged during the recent period. That was one reason the 124 global income funds tracked by Lipper Analytical Services had an average total return of 11.1% for the 12 months ended September 30. In the previous year, investments in emerging nation debt had a negative impact on returns for many global income funds. We explain why we focus on investment-grade debt in our accompanying feature article.

    It is also worth reiterating our policy concerning the payment of quarterly dividends. The fund has typically paid a level dividend in the first three quarters of the calendar year, and then adjusted the fourth quarter dividend (up or down) to reflect currency gains or losses and any undistributed interest income, as required by tax laws. This year, since the fund had net currency gains, shareholders will receive a dividend in December that we anticipate to be about 50 cents, compared to the 22-cent dividend in the three previous quarters.

     During the past 12 months, we reduced the average maturity of our bond investments to 6.6 years from 8.9 years. The move reflects our concerns about possible increased economic activity in the months ahead, which could lead to higher interest rates and inflation in certain nations.

     More investors have come to share our belief that Capital World Bond Fund is a sound way to diversify their fixed-income investments. At the fiscal year-end, the fund had a total of 40,700 shareholder accounts, up 9% from a year ago. Its total assets are $810.8 million, up 24.2% from a year ago.

     We look forward to reporting to you again in the spring.

Cordially,

[signature]
Paul G. Haaga, Jr.
Chairman of the Board

[signature]
Abner D. Goldstine
President

November 8, 1996

Where the Fund's Assets Are Invested
(as of September 30, 1996)

                    CAPITAL WORLD                                               SALOMON BROTHERS
                    BOND FUND                                                   WORLD GOVERNMENT
                    NET ASSETS                                                  BOND INDEX
                                                            AVERAGE                                 AVERAGE
CURRENCY OF         SECURITIES          CURRENCY            MATURITY BY                             MATURITY BY
DENOMINATION        WEIGHTING#          WEIGHTING#          CURRENCY            WEIGHTING           CURRENCY
United States       43.9%               43.5%               6.1yrs              32.9%               7.9yrs
Japan               3.5                 10.7                4.7                 19.5                6.7
Finland             0.1                 0.1                 7.5                 0.4                 5.8
Netherlands         1.1                 0.6                 4.5                 3.5                 7.1
New Zealand         4.9                 4.6                 10.5                *                   *
Spain               3.8                 3.8                 5.8                 2.5                 5.3
Australia           2.3                 4.2                 10.5                1.0                 6.0
Canada              6.5                 8.3                 10.5                3.1                 8.4
France              -                   -                   -                   7.7                 7.7
United Kingdom      4.1                 3.7                 5.8                 5.4                 10.3
Denmark             3.1                 1.8                 4.9                 1.7                 6.3
Ireland             5.2                 5.2                 5.3                 *                   *
Germany             15.6                7.8                 7.5                 10.0                5.6
Italy               1.8                 2.2                 3.8                 6.4                 5.2
Sweden              1.7                 1.7                 5.5                 1.8                 6.1
Switzerland         0.4                 0.0                 5.8                 0.5                 6.7
Austria             0.1                 0.1                 4.8                 0.9                 5.2
Belgium             -                   -                   -                   2.7                 6.6
Mexico              0.1                 0.1                 0.9                 *                   *
Poland              0.1                 0.1                 0.5                 *                   *
Portugal            1.7                 1.5                 6.7                 *                   *
                    -----               -----                                   -----
                    100.0%              100.0%                                  100.0%
                    =====               =====                                   =====

# Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

* This market is not included in the index.


A COMPARISON
10-YEAR GOVERNMENT BOND YIELDS AROUND THE WORLD:


[Global charts]

Yield as of                              Yield as of
9/30/95                                  9/30/96
JAPAN
2.8%                                     2.8%
AUSTRALIA
8.6%                                     7.8%
NEW ZEALAND
7.8%                                     8.0%

Yield as of                              Yield as of
9/30/95                                  9/30/96

CANADA
7.8%                                     7.1%
UNITED STATES
6.2%                                     6.7%

Yield as of                              Yield as of
9/30/95                                  9/30/96

FINLAND
8.1%*                                    6.7%*
SWEDEN
9.4%                                     7.4%
DENMARK
7.9%                                     6.9%
IRELAND
8.3%                                     7.0%
UNITED KINGDOM
8.1%                                     7.7%
SPAIN
10.9%                                    7.9%
FRANCE
7.5%                                     6.1%
NETHERLANDS
6.7%                                     5.9%
SWITZERLAND
4.4%                                     4.1%
GERMANY
6.6%                                     6.1%
AUSTRIA
7.1%                                     6.2%
ITALY
11.8%                                    9.4%

*7-year government bonds

Source: Morgan Stanley Capital International Perspective
[end charts]


WHAT INVESTORS WANT TO KNOW ABOUT CAPITAL WORLD BOND FUND TODAY.

OVER THE PAST THREE YEARS, THE TOTAL ASSETS OF CAPITAL WORLD BOND FUND HAVE INCREASED BY 80% TO $810 MILLION. WITH MANY NEW INVESTORS JOINING THE FUND, WE THOUGHT IT WOULD BE TIMELY TO ANSWER SOME BASIC QUESTIONS ABOUT WHAT WE DO AND HOW WE TRY TO CREATE VALUE FOR SHAREHOLDERS.

[Photo:  close-up of Japanese paper currency]

KEY QUESTIONS ON WHAT WE DO

WHAT KINDS OF SECURITIES DOES CAPITAL WORLD BOND FUND OWN?

The fund buys investment-grade bonds denominated in a variety of the world's currencies, including the U.S. dollar. Most of our holdings are government and government-backed bonds from major industrialized countries. The fund also invests in securities issued by international agencies or by leading corporations around the world. You will find a complete listing of our investments starting on page 10.

WHY INVEST ALL OVER THE WORLD?

More than 60% of the world's fixed-income securities are issued in currencies other than the U.S. dollar, according to the Salomon Brothers World Government Bond Index. Investors who limit themselves to the bonds of only one country are cutting themselves off from a huge segment of the total universe of bond investments. At any given time, some bond markets offer better opportunities than others. Maps on page 3 show the yields on 10-year government bonds in 17 countries. We believe that investors who have the flexibility to take advantage of these differences have an opportunity for better results.

DOES THE FUND INVEST ONLY IN THE HIGHEST YIELDING BONDS?

No. It's important to remember that Capital World Bond Fund seeks to achieve a high level of total return over the long run <UNDEF> not simply high current yields. Total return is made up of three elements, and interest income is only one of them. The other two are changes in the market value of our bonds and changes in the value of other currencies in which the fund is invested. With interest rates in the U.S. at a relatively low level, bonds in some other countries have been providing higher yields. Even bond markets that offer lower yields, however, can be attractive investments if we expect their yields to decline further or their currenciesto appreciate.

DOES THE FUND INVEST IN BONDS OF EMERGING NATIONS?

All of our bond investments have an investment-grade rating, meaning that they fall in one of the top four rating levels (AAA, AA, A or BBB). As a result, they are concentrated in the major nations of Europe, the United States, Japan and the dollar-bloc countries of Australia, New Zealand and Canada. We have invested in so-called emerging nation debt only when those securities become investment grade. A recent example is our holding of Polish Government bonds.

WHY DO WE FOCUS ON INVESTMENT-GRADE BONDS?

We feel our shareholders are best served by our concentration on quality bonds in major nations. We are trying to add value by taking advantage of global interest rate trends and major movements in currencies. A large investment in high-yield, below-investment-grade bonds, primarily those in emerging nations, could potentially add substantial volatility to the fund's portfolio.

WHAT IS THE BENEFIT OF INVESTING IN BOTH U.S. AND NON-U.S. BONDS?

Investing in U.S. and non-U.S. bonds adds diversification to a fixed-income portfolio. In any given year, you never know which country's bonds will do best. Therefore, it makes sense to diversify and spread your opportunities and risks by investing in the bonds of many countries.

[Photo:  coin currency]

FUND SHAREHOLDERS DON'T HAVE ALL THEIR EGGS IN THE DOLLAR BASKET.

HOW DOES THE FUND DEAL WITH FLUCTUATING CURRENCIES?

When investing in another country, you have to be concerned about currency exchange rates in addition to movements in bond prices. If the currency in which a bond is denominated appreciates against the dollar, the dollar value of that bond increases. For example, in 1994 German bonds lost 1.8% in market value in local currency. But the German mark appreciated against the dollar by 11.8%. The result: U.S. investors had a net gain of 10% in their German bond investments. Conversely, a decline in a country's exchange rate against the dollar reduces the value of its bonds to U.S. investors.

     We focus our research not only on bond markets, but also on currencies. Our investment managers can use forward exchange contracts to express their judgments about a country's currency independent of their views on a country's bond market. We may find the bonds of a country attractive but feel that the currency is risky. In that situation, we would perhaps invest in the country's bonds but "hedge" all or part of our exposure to that currency created by the bond purchase. Conversely, we may find value in a currency but perhaps not in the bonds of that country. In that case, we might buy that nation's currency with a forward contract but not purchase the bonds.

     The Japanese yen is a good recent example of our currency strategy. Some 18 months ago, we determined that the yen had risen to an extraordinary level against the dollar. So we sold most of our investments in Japanese bonds and hedged our remaining holdings at the time when the Japanese currency was "expensive" - or, in our view, overpriced compared with the U.S. dollar.

[Photo:  various foreign paper currency]

     Our move turned out to be a sound one. The dollar began a rally in the summer of 1995. We gradually bought back into the yen in the latter part of the fiscal year at lower prices than when we eliminated much of our position.

     Of course, all our currency judgments do not prove to be this successful. Although we base our investments on intensive research, there are times that we do not succeed.

BUT DON'T YOU NEED EXTENSIVE RESEARCH TO MAKE THESE STRATEGIES WORK?

Yes, that's true. The fund has five portfolio counselors, each of whom has a slightly different approach, and four analysts. The analysts are experts in the economics, politics and financial markets of various nations, while the portfolio counselors have a more general focus. The analysts stay abreast of political and economic trends in many locations and the impact on individual bond markets. The fund's analysts also focus on the credit quality of individual companies, often teaming up with CRMC stock analysts when they do research on bonds of a specific company or country.

[Photo:  close-up of Germany paper currency]

DO WE BUY CORPORATE BONDS IN THE FUND?

We do when we know the company well and believe that the bonds are a good value. In Australia, for example, we bought the bonds of News Corp. Ltd., a large multinational media conglomerate. We knew the company well from our equity research so we felt confident in buying its bonds. While the portfolio does concentrate on government bonds, 27 bonds of private companies are also held in the portfolio.

THE FUND'S ANALYSTS ARE EXPERTS IN THE BONDS OF MANY NATIONS.

[Photo:  close-up of American paper currency]

KEY QUESTIONS ON HOW WE CREATE VALUE FOR SHAREHOLDERS

WHO MANAGES THESE BOND INVESTMENTS FOR THE FUND?

Capital Research and Management Company (CRMC) is the fund's investment adviser. CRMC has 64 years of investment management experience and 22 years of bond fund management experience. CRMC is well equipped to manage bonds globally with nine research offices around the world.

HOW DO ANALYSTS WORK IN THIS FUND?

To put it simply, they analyze a country in much the same way that equity analysts research a stock. Instead of just visiting a chief executive officer of a corporation, they meet with officials from the finance ministry and the central bank. They often seek views of opposition politicians, economists and labor union leaders. They talk to business leaders. That way they get insights into how the country is really doing - and whether that country's bonds are a good investment.

CAN ANALYSTS ACTUALLY BUY BONDS - OR DO THEY JUST MAKE RECOMMENDATIONS?

In Capital World Bond Fund, the analysts make the buy and sell decisions on securities in the fund's research portfolio, which makes up about 20% of the assets of the fund. It gives the fund an advantage by allowing our analysts to demonstrate their strong convictions in a country's prospects by directly investing for the fund.

DESCRIBE HOW CAPITAL WORLD BOND FUND'S INVESTMENT STRATEGY WORKS.

One way to illustrate our approach to managing global bonds is to describe our recent investment in Swedish bonds.

     In 1992 and 1993, Sweden suffered its worst economic crisis since the 1930s. The economy contracted for three straight years, unemployment soared and the Swedish krona was sharply devalued. Many of the country's financial problems were due to the high costs of the Swedish welfare state - and many political observers doubted that the Social Democratic Party could solve the worsening economic problems. Swedish bonds were offering yields as high as 11.5%.

     Thanks to our understanding of local politics and economics in Sweden, we believed that the Social Democrats would be successful. So we bought a large position in Swedish bonds when their prices were cheap in 1994.

     Our projection proved to be accurate. The Swedish government acted to put its fiscal house in order by cutting spending, privatizing government enterprises, slashing the top marginal income tax rates and lowering jobless benefits. Yields fell to 6.6% at the end of this fiscal year, and the value of our Swedish bond holdings rose sharply. We have now sold many of our Swedish bonds after their prices became "more expensive" - reflecting the government's success in addressing the nation's problems.

[Photo: world map]


Capital World Bond Fund                                    Principal       Market      Percent
Investment Portfolio September 30, 1996                       Amount        Value       of Net
Bonds & Notes                                                  (000)        (000)       Assets
Australian Dollars
Australian Government:
 12.50 1998                                                 A$ 4,000      US$3,389         .42%
 4.00% 2010 /1/                                               1,000          810         .10
New South Wales Treasury:
 11.50% 1999                                                    1,000          878         .11
 7.00% 2004                                                     5,500        4,151         .51
News America Holdings Inc. 8.625% 2014                         11,000        7,965         .98
Southern Australia Finance Authority
 11.25% 2001                                                    1,500        1,358         .17
                                                                         --------     --------
                                                                            18,551        2.29
                                                                         --------     --------
Austrian Schillings
Austrian Government 5.50% 2001                              ATS5,000           473         .06
                                                                         --------     --------
British Pounds
Bank of Ireland 9.75% 2005                                735 Pounds         1,239         .15
European Investment Bank 6.00% 2004                               250          352         .04
United Kingdom:
 9.50% 1999                                                     2,000        3,324         .41
 7.00% 2001                                                    12,750       19,850        2.45
 4.375% 2004/1/                                                 3,000        5,498         .68
 8.50% 2005                                                     1,850        3,063         .38
                                                                         --------     --------
                                                                            33,326        4.11
                                                                         --------     --------
Canadian Dollars
Canadian Government:
 6.25% 1998                                                 C$ 2,000         1,497         .19
 10.75% 1998                                                    3,500        2,790         .34
 9.75% 2001                                                    17,500       14,750        1.82
 0% 2003                                                        1,500          669         .08
 7.50% 2003                                                    10,250        7,822         .96
 0% 2005                                                       12,685        4,915         .61
 7.00% 2006                                                     3,000        2,181         .27
 10.75% 2009                                                   10,000        9,415        1.16
 4.25% 2021/1/                                                 12,000        9,079        1.12
                                                                         --------     --------
                                                                            53,118        6.55
                                                                         --------     --------
Danish Kroner
Danish Government:
 9.00% 1998                                                DKr88,000        16,392        2.02
 9.00% 2000                                                    16,000        3,085         .38
 8.00% 2001                                                    10,000        1,869         .23
 8.00% 2003                                                    10,000        1,854         .23
 7.00% 2024                                                    12,000        1,860         .23
                                                                         --------     --------
                                                                            25,060        3.09
                                                                         --------     --------
German Marks
Bayerische Vereinsbank AG
 6.50% 2005                                                 DM11,000         7,356         .91
Bundesobligation 5.875% 2000                                    8,250        5,638         .70
Deutschland Republic:
 8.25% 2001                                                     8,500        6,329         .78
 8.00% 2002                                                    32,000       23,654        2.92
 6.75% 2003                                                    17,500       12,162        1.50
 6.50% 2005                                                    11,000        7,417         .91
 6.875% 2005                                                   10,000        6,913         .85
 6.25% 2024                                                    10,000        6,037         .74
German Unity Fund 8.00% 2002                                    3,500        2,584         .32
Norddeutsche Landesbank Girozentrale
 6.75% 2005                                                     3,500        2,378         .29
Rheinische Hypothekenbank 5.50% 2001                           13,000        8,598        1.06
Treuhandanstalt:
 7.375% 2002                                                    2,700        1,937         .24
 7.125% 2003                                                   45,600       32,314        3.99
 7.50% 2004                                                     4,500        3,237         .40
                                                                         --------     --------
                                                                           126,554       15.61
                                                                         --------     --------
Finnish Markkaa
Finnish Government:
 9.50% 2004                                                  FM4,000         1,041         .13
                                                                         --------     --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                           8,850 IRPounds        14,198        1.75
 8.00% 2000                                                     4,250        7,216         .89
 6.50% 2001                                                     1,800        2,898         .36
 6.25% 2004                                                     8,030       12,445        1.53
 8.00% 2006                                                     2,000        3,428         .42
Irish Permanent Treasury
 6.75% 2000                                                     1,100        1,769         .22
                                                                         --------     --------
                                                                            41,954        5.17
                                                                         --------     --------
Italian Lire
Deutsche Bank Finance NV 11.00% 1996                     Lr1,550,000         1,022         .13
Italian Government National:
 8.50% 1999                                                 2,000,000        1,340         .16
 8.50% 1999                                                 3,500,000        2,342         .29
 9.50% 2001                                                 5,000,000        3,471         .43
 8.50% 2004                                                   500,000          331         .04
 10.50% 2005                                                3,500,000        2,585         .32
KfW International Finance Inc.
  11.625% 1998                                              5,500,000        3,885         .48
                                                                                -     --------
                                                                            14,976        1.85
                                                                         --------     --------
Japanese Yen
European Investment Bank 6.75% 2001                     1,150,000Yen        12,462        1.53
Export-Import Bank of Japan:
 4.375% 2003                                                  325,000        3,231         .40
 2.875% 2005                                                  230,000        2,057         .25
GMAC International Finance 3.75% 1999                         300,000        2,827         .35
International Bank for Reconstruction
 and Development 4.50% 2003                                    74,000          743         .09
Japan Development Bank:
 5.00% 1999                                                   590,000        5,838         .72
 6.50% 2001                                                    87,000          943         .12
                                                                         --------     --------
                                                                            28,101        3.46
                                                                         --------     --------
Mexican Pesos
CETES B 970731                                                MXP434           467         .06

Netherlands Guilders
Netherlands Government:
 7.50% 1999                                                 NLG5,000         3,176         .39
 8.50% 2001                                                     1,400          935         .12
 8.75% 2001                                                     6,000        4,077         .50
 7.00% 2005                                                     1,500          942         .12
                                                                         --------     --------
                                                                             9,130        1.13
                                                                         --------     --------
New Zealand Dollars
New Zealand Government:
 6.50% 2000                                                NZ$13,050         8,690        1.07
 8.00% 2004                                                    17,000       11,816        1.45
 8.00% 2006                                                    11,000        7,667         .95
 4.5945% 2016/1/                                               18,500       11,266        1.39
                                                                         --------     --------
                                                                            39,439        4.86
                                                                         --------     --------
Polish Zloty
Poland (Republic of) Treasury Bill 1997                     PLZ1,830           590         .07
                                                                         --------     --------
Portugese Escudos
Portugal (Republic of):
 11.875% 2000                                             PTE100,000           730         .09
 11.875% 2000                                                 595,000        4,393         .54
 8.75% 2001                                                   140,000          949         .12
 11.875% 2005                                                 300,000        2,395         .30
 9.50% 2006                                                   770,000        5,468         .67
                                                                                -            -
                                                                            13,935        1.72
                                                                                -            -
Spanish Pesetas
Spain (Kingdom of):
 11.45% 1998                                            Pta  770,000         6,461         .80
 12.25% 2000                                                  210,000        1,868         .23
 10.50% 2003                                                2,154,000       19,262        2.37
 8.00% 2004                                                   400,000        3,157         .39
                                                                         --------     --------
                                                                            30,748        3.79
                                                                         --------     --------
Swedish Kronor
Swedish Government:
 10.75% 1997                                               SKR10,000         1,532         .19
 11.00% 1999                                                   17,000        2,844         .35
 10.25% 2003                                                   35,000        6,144         .76
 6.00% 2005                                                    26,000        3,592         .44
                                                                         --------     --------
                                                                            14,112        1.74
                                                                         --------     --------
Swiss Francs
Swiss Government 4.50% 2002                                  CHF4000         3,373         .42
                                                                         --------     --------
United States Dollars

Airplanes Pass Through Trust, pass - through
 certificates, Class C 8.15% 2019/2/                         $ 8,000         8,130        1.00
Banco Nacional de Mexico, SA 1995 Trust
 Certificates 0% 2002/3/                                        5,704        4,443         .55
China (People's Republic of)
 9.00% 2096                                                       500          488         .06
Colombia (Republic of):
 7.25% 2004                                                     2,000        1,855         .23
 8.70% 2016                                                     1,000          912         .11
ConAgra, Inc. 9.75% 2021                                        8,500       10,127        1.25
Continental Airlines, Inc., Series 1996A
 6.94% 2015/3/                                                  2,000        1,942         .24
Credit Foncier de France 8.00% 2002                             3,240        3,378         .42
Den Danske Bank 6.55% 2003/3/                                   1,000          960         .12
EquiCredit Funding Trust, pass-through
 certificates, Series 1996-A,
 Class A3 7.35% 2019                                            3,000        3,007         .37
Federal Home Loan Mortgage Corp.:
 5.78% 2003                                                     4,000        3,726         .46
 6.19% 2004                                                     9,000        8,511        1.05
Federal National Mortgage Assn.
 7.50% 2025/2/                                                  1,452        1,435         .18
Government National Mortgage Assn.:
 9.00% 2017-2024/2/                                             7,533        7,965         .98
 8.50% 2021/2/                                                    797          830         .10
 7.00% 2022-2026/2/                                             5,241        5,313         .66
 6.00% 2024/2/                                                  2,664        2,687         .33
 6.50% 2024/2/                                                  2,828        2,645         .33
 5.50% 2025/2/                                                  2,868        2,865         .35
 7.00% 2026/2/                                                  1,950        1,876         .23
Green Tree Financial Corp., Net Interest
 Margin Trust, Series 1995-A
 7.25% 2005                                                     1,513        1,507         .19
Inter America Development Bank
 8.875% 2001                                                    3,000        3,266         .40
Italy (Republic of) 6.875% 2023                                 1,250        1,138         .14
McDermott Inc. 9.375% 2002                                      2,000        2,103         .26
Merita Bank Ltd. 6.50% 2006                                     3,000        2,801         .35
Ontario (Province of):
 7.75% 2002                                                     2,000        2,087         .26
 7.375% 2003                                                    5,000        5,112         .63
 7.00% 2005                                                     3,750        3,722         .46
Parker & Parsley Petroleum Co.
 8.25% 2007                                                     2,000        2,094         .26
Philips Electronics NV 7.20% 2026                               3,500        3,480         .43
Poland (Republic of) Past Due Interest Bonds:
 Bearer shares 3.75% 2014/4/                                   17,000       13,473        1.66
 Registered shares 3.75% 2014/4/                                2,000        1,585         .20
Quebec (Province of):
 8.625% 2005                                                    1,250        1,347         .17
 7.50% 2023                                                     3,500        3,353         .41
Reliance Industries Ltd.8.125% 2005                               500          485         .06
Skandinaviska Enskilda Banken
 6.875% 2009                                                    1,000          940         .12
Slovenia (Republic of) 7.00% 2001/3/                            7,000        7,000         .86
UCFC Acceptance Corp. pass-through
 certificates, Series 1996-B1, Class A3
 7.30% 2013                                                     3,000        3,026         .37
United Mexican States Government
 7.6875% 20013,4                                                4,000        4,006         .49
United States Treasury:
 5.375% 1998                                                    3,000        2,968         .37
 5.875% 1998                                                   14,250       14,219        1.75
 8.25% 1998                                                     1,250        1,295         .16
 6.375% 1999                                                   26,000       26,089        3.22
 8.875% 1999                                                   11,000       11,639        1.43
 6.75% 2000                                                     6,675        6,752         .83
 8.50% 2000                                                     1,250        1,343         .17
 6.50% 2001                                                       250          250         .03
 6.625% 2001                                                    1,000        1,006         .12
 7.50% 2001                                                     8,000        8,346        1.03
 7.75% 2001                                                     2,250        2,361         .29
 8.00% 2001                                                    11,000       11,670        1.44
 6.375% 2002                                                   18,600       18,472        2.28
 5.75% 2003                                                       510          487         .06
 6.25% 2003                                                     2,250        2,214         .27
 7.25% 2004                                                     5,750        5,957         .73
 11.625% 2004                                                  14,750       19,258        2.38
 6.50% 2005                                                       250          247         .03
 10.375% 2009                                                   1,000        1,220         .15
Woolworth Corp., Series A:
 7.00% 2000                                                     1,000          989         .12
 6.98% 2001                                                     3,000        2,940         .36
                                                                         --------     --------
                                                                           275,342       33.96
                                                                         --------     --------
Total Bonds & Notes (cost:
 $716,630,000)                                                             730,290       90.07
                                                                         --------     --------

Short-Term Securities
Corporate Short-Term Notes
Daimler-Benz North America Corp.
 5.39% due 11/15/96                                            10,000        9,931        1.22
Ford Credit Europe PLC
 5.33% due 10/22/96                                            11,300       11,263        1.39
Halifax Building Society
 5.34% due 11/14/96                                            11,500       11,423        1.41
Sandoz Corp.:
 5.34% due 10/31/96                                             8,700        8,660        1.07
 5.38% due 11/7/96                                             10,200       10,142        1.25
Toyota Motor Credit Corp.:
 5.28% due 10/15/96                                             6,200        6,186         .76
 5.35% due 12/16/96                                             5,800        5,734         .71
                                                                         --------     --------
                                                                            63,339        7.81
                                                                         --------     --------

Non-U.S. Currency Deposits:
 British Pound Sterling                                     47Pounds            74         .01
 Deutsche Mark                                                 DM184           121         .02
 Italian Lira                                              Lr551,983           362         .04
                                                                         --------     --------
                                                                               557         .07
                                                                         --------     --------

Total Short-Term Securities (cost:
 $63,881,000)                                                               63,896        7.88
                                                                         --------     --------
Total Investment Securities (cost:
 $780,511,000)                                                             794,186       97.95

Excess of cash and receivables over
 payables                                                                   16,653        2.05
                                                                         --------     --------
Net Assets                                                                $810,839      100.00%
                                                                         ========     ========

/1/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.
/2/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of this security is shorter than the stated maturity.
/3/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
/4/ Coupon rates may change periodically.


See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1996      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $780,511)                                            $794,186
Cash                                                              228
Receivables for-
 Sales of investments                               $6,052
 Sales of fund's shares                              2,016
 Accrued interest                                   19,797     27,865
                                                 ---------  ---------
                                                              822,279
Liabilities:
Payables for-
 Purchases of investments                            9,068
 Repurchases of fund's shares                        1,447
 Forward  currency contracts - net                     320
 Management services                                   435
 Accrued Expenses                                      170     11,440
                                                 ---------  ---------
Net Assets at September 30, 1996-
 Equivalent to $16.86 per share on
 48,105,799 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                         $810,839
                                                            =========

Statement of Operations
for the year ended September 30, 1996

                          (dollars in thousands)
Investment Income:
Income:
 Interest                                                     $51,770

Expenses:
 Management services fee                            $4,847
 Distribution expenses                               1,746
 Transfer agent fee                                    608
 Reports to shareholders                               114
 Registration statement and prospectus                 106
 Postage, stationery and supplies                      121
 Directors' fees                                        16
 Auditing and legal fees                                44
 Custodian fee                                         217
 Taxes other than federal income tax                    18
 Other expenses                                         11      7,848
                                                 ---------  ---------
 Net investment income                                         43,922
                                                            ---------
Realized Gain and Unrealized Depreciation on Investments:
Net realized gain                                              20,877
Net unrealized (depreciation)
 appreciation on:
 investments                                       (11,452)
 Open forward currency contracts                         7
                                                 ---------
  Net unrealized depreciation                                 (11,445)
                                                            ---------
 Net realized gain and unrealized
  depreciation on investments                                   9,432
                                                            ---------
Net Increase in Net Assets Resulting
 from Operations                                              $53,354
                                                            =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                 Year endedSeptember 30

                                                       1996       1995
                                                 ---------  ---------
Operations:
Net investment income                              $43,922    $40,840
Net realized gain on investments                    20,877      3,523
Net unrealized (depreciation) appreciation
 on investments                                    (11,445)    52,599
                                                 ---------  ---------
 Net increase in net
  assets resulting from operations                  53,354     96,962
                                                 ---------  ---------
Dividends Paid to Shareholders                     (51,067)   (43,886)
                                                 ---------  ---------

Capital Share Transactions:
Proceeds from shares sold:
 17,575,138 and 12,188,125
 shares, respectively                              296,074    198,146
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 2,527,117 and 2,348,338 shares, respectively       42,286     37,011
Cost of shares repurchased:
 10,834,133 and 13,243,810
 shares, respectively                             (182,595)  (211,052)
                                                 ---------  ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     155,765     24,105
                                                 ---------  ---------
Total Increase in Net Assets                       158,052     77,181
Net Assets:
Beginning of year                                  652,787    575,606
                                                 ---------  ---------
End of year (including undistributed
 net investment income: $8,786 and
 $11,346, respectively)                           $810,839   $652,787
                                                 =========  =========


See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each security denominated in a currencey other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Short-term securities with more than 60 days remaining to maturity, including forward currency contracts, are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

     Investment securities, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities and income are calculated using the prevailing exchange rate. The effect of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $217,000 includes $13,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of September 30, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $13,675,000, of which $19,001,000 related to appreciated securities and $5,326,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $11,828,000 on security transactions. Net gains related to non-U.S. currency transactions of $9,049,000 are reported as ordinary income for federal income tax purposes. Dividends paid to shareholders included $4,585,000 of non-U.S. currency gains treated as income dividends for tax purposes. The fund has available at September 30, 1996 a net capital loss carryforward totaling $5,687,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $780,511,000 at September 30, 1996.

3. The fee of $4,847,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $1,746,000. As of September 30, 1996, accrued and unpaid distribution expenses were $111,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $608,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $707,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $25,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated undistributed net realized loss on investments was $5,687,000 and paid-in capital was $774,729,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $729,188,000 and $598,413,000, respectively, during the year ended September 30, 1996.

     The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1996, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                                                            U.S.               Valuation
             Non-U.S.             Contract               Amount
             Currency             -------------------    -------------                         Unrealized
            Contracts             Non-U.S.               U.S.               Amount             (Depreciation)
                                                                                               Appreciation
--------------------------        ---------------------  -----------------  -----------------  -------------------
Sales:
 British Pounds
  expiring 11/5/96                1,930,000Pound         $3,000,000         $3,018,000         $(18,000)
 Danish Kroner
  expiring 11/5/96 to
  1/10/97                         DKr62,243,000          10,928,000         10,662,000         266,000
 German Marks
  expiring 10/15/96  to
  3/19/97                         DM95,482,000           63,892,000         62,663,000         1,229,000
 Netherlands
 Guilders
  expiring 11/5/96                NLG6,855,000           4,146,000          4,016,000          130,000
 New Zealand Dollars
 expiring 11/13/96                NZ$2,522,000           1,700,000          1,754,000          (54,000)
 Portugese Escudos
  expiring 12/19/96               PTE317,595,000         2,051,000          2,040,000          11,000
 Swiss Francs
  expiring 11/7/96                CHF4,130,000           3,437,000          3,305,000          132,000
                                                                                               -------------------
                                                                                               1,696,000
                                                                                               -------------------

Purchases:
 Australian Dollars
  expiring 11/13 to
  2/24/97                         A$19,978,000           $15,689,000        $ 15,764,000       75,000
 Canadian Dollars
  expiring 11/7/96 to
  3/10/97                         C$19,038,000           13,994,000         14,054,000         60,000
 Italian Lire
  expiring 11/08/96 to
  12/19/96                        Lr2,129,101,000        2,389,000          2,384,000          (5,000)
 Japanese Yen
  expiring 10/22/96  to
  4/2/97                          5,819,008,000Yen       60,437,000         58,291,000         (2,146,000)
                                                                                               -------------------
                                                                                               (2,016,000)
                                                                                               -------------------

Forward currency contracts - net                                                               $    (320,000)
                                                                                               ============

Per-Share Data and Ratios
                                                               Year         Ended     Septem      ber 30
                                                               1996         1995      1994        1993        1992
Net Asset Value, Beginning of Year                             $16.81       $15.33    $16.48      $15.95      $15.60
                                                               ------       -----     -----       ----        -----
 Income From Investment Operations:
  Net investment income                                        1.09         1.09      1.05        .91         1.03
  Net realized and unrealized gain(loss)
   on investments                                              .16          1.57      (1.14)      .65         .40
                                                               ------       ----      -----       ----        ----
   Total income from investment operations                     1.25         2.66      (.09)       1.56        1.43
                                                               ------       -----     -----       ----        ---
 Less Distributions:
  Dividends from net investment income                         (1.20)/1/    (1.18)    (.94)/1/    (.84)/1/    (1.01)/1/
  Distributions from net realized gains                        -            -         (.12)       (.19)       (.07)
                                                               -------      -----     -----       ----        ----
   Total distributions                                         (1.20)       (1.18)    (1.06)      (1.03)      (1.08)
                                                               ------       -----     -----       ----        -----
Net Asset Value, End of Year                                   $16.86       $16.81    $14.27      $15.45      $15.95
                                                               ======       ======    =====       =====       =====

Total Return/2/                                                7.67%        18.10%    (.62)%      10.40%      9.46%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                         $811         $653      $576        $450        $224
 Ratio of expenses to average net assets                       1.09%        1.12%     1.11%       1.19%       1.38%
 Ratio of net income to average net assets                     6.07%        6.83%     6.88%       6.25%       6.88%

 Portfolio turnover rate                                       91.27%       104.96%   77.04%      27.95%      95.11%


/1/Amount includes realized non-U.S.currency gains of 12 cents, 4 cents, 3 cents and 7 cents for the years ended 1996, 1994, 1993 and 1992, respectively, treated as net investment income for federal income tax purposes.

/2/Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for
each of the five years in the period then ended.   These financial statements
and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
October 29, 1996

1996 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax statuse of distributions.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 7% of the dividends paid by the fund from net investment income was derived from interest on direct U.S.Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


CAPITAL WORLD BOND FUND

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President-Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President and Treasurer of the fund
Senior Vice President-Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President-Fund Business
Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President-Fund
Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President-Fund Business
Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the office nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR MORE INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA W/ALI/3121
Lit. No. WBF-011-1196

[The American Funds Group(R)]